SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant                                                                       [  ]

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(as permitted by Rule 14a-6(e)(2))                                                               [  ]

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Evergreen Variable Annuity Trust

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 12, 2009

EVERGREEN VARIABLE ANNUITY TRUST, on behalf of the following series:

Evergreen VA Core Bond Fund
Evergreen VA Diversified Capital Builder Fund
Evergreen VA Diversified Income Builder Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund

(Each of the series listed above a "Fund" and together, the "Funds".)

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF EACH FUND

Notice is hereby given that a combined Special Meeting of Shareholders (the "Meeting") of the Funds will be held on February 12, 2009 at 10:00 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034. With respect to each Fund, the purposes of the Meeting are as follows:

  To consider and act upon (a) a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC and, (b) with respect to Evergreen VA Core Bond Fund and Evergreen VA High Income Fund, a new Sub-Advisory Agreement with Tattersall Advisory Group, Inc.;

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 1, 2008 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card or voting instructions card and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card or voting instructions card are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND, AS APPLICABLE, THE NEW SUB-ADVISORY AGREEMENT WITH TATTERSALL ADVISORY GROUP, INC.

By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

December 19, 2008

EVERGREEN FUNDS
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies and voting instructions by and on behalf of the Board of Trustees of each Fund for a combined Special Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on February 12, 2009 at 10:00 a.m. Eastern time. The address of the principal office of the Funds is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about December 19, 2008. You may obtain a copy of each Fund's most recent shareholder report(s) without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board of Trustees intends to bring before the Meeting the matters set forth in the accompanying notice. For each Fund, holders of shares (the "Shares") of the Fund (the "Shareholders") may vote on the the new Investment Advisory Agreement with Evergreen Investment Management Company, LLC ("EIMC"). Shareholders of Evergreen VA Core Bond Fund and Evergreen VA High Income Fund may vote on the new Sub-Advisory Agreement with Tattersall Advisory Group, Inc. ("TAG" or an "affiliated sub-advisor"). Shareholders of each Fund vote separately on each proposal. The outcome of a vote for one Fund will not affect the outcome of a vote for any other Fund. As Shares of each Fund are available only through separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies"), all Shareholders of each Fund are the Insurance Companies. Each Insurance Company will vote Shares of the Fund or Funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the Shares are held. Accordingly, this proxy statement is intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner does not sign or return a voting instructions card specifying a choice, the relevant Insurance Company will vote the Shares of the Fund attributable to the Contract Owner in the same proportion as Shares of that Fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a Fund.

A Contract Owner can vote by returning his/her properly executed voting instructions card in the envelope provided. When a Contract Owner completes and signs his/her voting instructions card, the applicable Insurance Company will vote on his/her behalf at the Meeting (or any adjournments thereof) exactly as the Contract Owner has indicated. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Contract Owner who has returned a properly executed voting instructions card has the right to revoke it before the Meeting by written notice to the applicable Insurance Company. A voting insturctions card may also be revoked by executing a later dated and properly executed voting instructions card, which is received by the time of the Meeting. If Shareholders of Evergreen VA Core Bond Fund or Evergreen VA High Income Fund do not approve the new Investment Advisory Agreement with EIMC, the new Sub-Advisory Agreement with TAG for that Fund will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the new Sub-Advisory Agreement with TAG will not affect the outcome of the vote for the new Investment Advisory Agreement with EIMC.

Each Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of twenty-five percent (25%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposals). With regard to the new Investment Advisory Agreement with EIMC and, as applicable, the new Sub-Advisory Agreement with TAG, votes may be cast IN FAVOR OF or AGAINST the proposed agreements or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have the effect of a vote against the new Investment Advisory Agreement with EIMC and, as applicable, the new Sub-Advisory Agreement with TAG. Shares attributable to amounts retained by each Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any broker non-votes.

With respect to each Fund, the approval of the Investment Advisory Agreement with EIMC and, as applicable, the Sub-Advisory Agreement with TAG requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

EIMC will bear the costs associated with this proxy statement.  Solicitation may be undertaken by mail, telephone, facsimile and personal contact. EIMC has engaged the Altman Group to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $10,000.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on December 1, 2008 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of December 1, 2008, each Fund had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Evergreen VA Core Bond Fund
Class 1	10,383
Class 2	3,898,376
Evergreen VA Diversified Capital Builder Fund
Class 1	2,651,567
Class 2	142,647
Evergreen VA Diversified Income Builder Fund
Class 1	2,561,279
Class 2	4,048,112
Evergreen VA Fundamental Large Cap Fund
Class 1	3,597,160
Class 2	3,330,374
Evergreen VA Growth Fund
Class 1	3,187,241
Class 2	941,911
Evergreen VA High Income Fund
Class 1	807,591
Class 2	2,318,808
Evergreen VA International Equity Fund
Class 1	7,382,980
Class 2	6,005,555
Evergreen VA Omega Fund
Class 1	2,527,504
Class 2	1,617,716
Evergreen VA Special Values Fund
Class 1	5,604,127
Class 2	1,102,533

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. For each Fund, Shares of all classes vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of each Fund as owning beneficially 5% or more of the outstanding Shares of any class of the Fund as of October 31, 2008.

As of October 31, 2008, the officers and Trustees of each Fund as a group beneficially owned in the aggregate less than 1.00% of each class of Shares of each Fund and less than 1.00% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of EIMC, the Funds' investment advisor, and TAG, sub-advisor to Evergreen VA Core Bond Fund and Evergreen VA High Income Fund, and less than 1.00% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), which may be deemed to "control" Wachovia. Richard K. Wagoner, a member of the Board of Trustees of each Fund, is an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because he and members of his immediate family owned approximately 27,000 shares of Wachovia common stock as of October 31, 2008, and may benefit from Wells Fargo's acquisition of Wachovia.

I. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND NEW SUB-ADVISORY AGREEMENT WITH TATTERSALL ADVISORY GROUP, INC. (PROPOSALS 1A AND 1B)

Information about Wells Fargo's Proposed Acquisition of Wachovia

On October 3, 2008, Wachovia, the parent company of EIMC and several companies that serve as sub-advisors to one or more of the Evergreen funds (the "affiliated sub-advisors"), and Wells Fargo announced that Wells Fargo had agreed to purchase Wachovia, including all of Wachovia's banking and other businesses, in a stock-for-stock merger transaction. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through almost 6,000 stores and the internet across North America and internationally. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104. Wachovia is a bank holding company in the United States located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Wachovia and Wells Fargo entered into an Agreement and Plan of Merger on October 3, 2008 that provides for Wachovia to merge into Wells Fargo, with Wells Fargo the surviving corporation. The merger requires the approval of Wachovia shareholders, customary approvals of regulators, and the satisfaction of other closing conditions. Although there is no assurance that the merger will be completed, if the approvals are obtained and the other closing conditions are satisfied or waived, Wachovia and Wells Fargo anticipate that the merger will close by the end of 2008.

In connection with the merger, Wachovia and Wells Fargo entered into a Share Exchange Agreement on October 3, 2008. Under the Share Exchange Agreement, Wachovia agreed to issue preferred shares to Wells Fargo representing a 39.9% voting interest in Wachovia. Wachovia issued the preferred shares to Wells Fargo after the close of business on October 20, 2008. Wells Fargo has said that it intends to vote these shares in favor of the merger. After the merger, EIMC will be an indirect wholly owned subsidiary of Wells Fargo.

Both Wachovia's issuance of preferred shares to Wells Fargo, and the subsequent merger, are the types of events that might be considered to be "changes of control" of EIMC under the 1940 Act. Under the 1940 Act, which regulates investment companies such as the Evergreen funds, investment advisory agreements are required to terminate automatically when there is a "change of control" of the investment advisor. Fund shareholders must then approve a new agreement so that the fund may continue to receive advisory services.

The Interim Investment Advisory and Sub-Advisory Agreements

Each of the Evergreen funds' investment advisory and sub-advisory agreements terminates automatically in the event of a "change of control" of EIMC or the sub-advisor. In addition, each of the Evergreen funds' sub-advisory agreements terminates automatically upon termination of the investment advisory agreement with EIMC. The issuance of preferred stock to Wells Fargo under the Share Exchange Agreement likely constituted a change of control of EIMC (and the affiliated sub-advisors). It is possible, though not certain, that the subsequent merger of Wachovia into Wells Fargo also constitutes a change of control of EIMC (and the affiliated sub-advisors); the Evergreen funds have opted to treat that transaction as a change of control in any event.

In anticipation of the change of control resulting from the issuance of preferred shares to Wells Fargo, the Evergreen funds' Boards of Trustees met (a majority of the disinterested Trustees attending in person, the remainder by telephone) on October 20, 2008, before the issuance of the preferred shares, and approved interim investment advisory and sub-advisory agreements for each of the Evergreen funds (the "Initial Interim Agreements").

Each Initial Interim Agreement provides that it may not continue in effect for longer than 150 days, meaning that it will terminate no later than March 19, 2009. In addition, the Trustees, or the shareholders upon a vote of a majority of a fund's outstanding voting securities, may terminate an Initial Interim Agreement with respect to a fund without penalty on ten calendar days' written notice. Each of the Initial Interim Agreements with EIMC or an affiliated sub-advisor also provides that any fees payable under the agreement must be held in an interest-bearing escrow account, to be released to EIMC or the affiliated sub-advisor only if a new, definitive agreement is subsequently approved by an Evergreen fund's shareholders by March 19, 2009; otherwise, EIMC or the affiliated sub-advisor will be entitled to receive for its services under the Initial Interim Agreement only an amount, paid out of the escrow account, equal to the lesser of (i) its costs of performing services during the interim period plus interest and (ii) the amount in the escrow account plus interest. Each of the Initial Interim Agreements is identical to the agreement it replaced, except for its date and the provisions regarding the term of the contract and, in the case of Initial Interim Agreements with EIMC or any affiliated sub-advisor, fees being held in escrow. The Initial Interim Agreements became effective on October 20, 2008, when Wachovia issued preferred shares to Wells Fargo.

Upon the closing of the merger of Wells Fargo and Wachovia, the Evergreen funds will consider that a second change of control has occurred and that the Initial Interim Agreements have terminated automatically. Because of the likelihood that the merger will close before shareholders meet to approve new, definitive agreements, the Evergreen funds' Boards of Trustees met by telephone on November 12, 2008, to approve a second set of interim agreements (the "Subsequent Interim Agreements"), to become effective upon the closing of the merger. The Subsequent Interim Agreements are identical to the Initial Interim Agreements, except that they will have different effective dates. Like the Initial Interim Agreements, the Subsequent Interim Agreements will terminate no later than March 19, 2009 (150 days after the first change of control event). Because the Subsequent Interim Agreements must be approved by the Trustees at a meeting held in person, the Trustees approved the Subsequent Interim Agreements again at their in-person meetings on December 3 and 4, 2008.

The New Investment Advisory and Sub-Advisory Agreements

At their telephonic meeting on November 12, 2008, the Trustees of the Evergreen funds also approved new, definitive investment advisory agreements with EIMC (the "New Advisory Agreements") as well as new, definitive sub-advisory agreements with the affiliated sub-advisor (the "New Sub-Advisory Agreements", and together with the "New Advisory Agreements", the "New Agreements"). Because the 1940 Act also requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees approved the New Agreements again at their in-person meetings on December 3 and 4, 2008.

The New Advisory Agreements are identical to the investment advisory agreements that were in effect before October 20, 2008 (each a "Prior Advisory Agreement") and the New Sub-Advisory Agreements are identical to the sub-advisory agreements that were in effect before October 20, 2008 (each a "Prior Sub-Advisory Agreement"), except that the New Agreements will have different effective dates and will continue until September 30, 2009 and from year to year thereafter so long as the continuance is approved. (They are also identical to the Initial Interim Agreements and the Subsequent Interim Agreements, except that they will have different effective dates, will not terminate on March 19, 2009, and do not require advisory fees to be paid into an escrow account.) The New Agreements will become effective upon shareholder approval, however if the New Advisory Agreement with respect to an Evergreen fund is not approved by shareholders, the New Sub-Advisory Agreement with respect to that fund will not be adopted, even if approved by shareholders. The terms of the New Agreements are described generally below, but are qualified entirely by reference to the New Agreements. Please refer to Exhibits B and C for forms of the New Agreements.

Under each New Advisory Agreement, subject to the supervision of the Board of Trustees, EIMC will manage and administer the operation of the fund, supervise the provision of services to the fund by others, manage the investment and reinvestment of the fund's assets in conformity with its investment objective and restrictions, and select broker-dealers for the fund's portfolio trades. Under each New Sub-Advisory Agreement, subject to the supervision of the Board of Trustees and EIMC, the sub-advisor is responsible for the day-to-day investment and reinvestment of the fund's portfolio or a portion thereof. EIMC and each sub-advisor will receive a fee for their services under the New Agreements which is identical to the fee under the Prior Advisory Agreements and Prior Sub-Advisory Agreements, and will bear the same expenses in connection with the provision of services as under those agreements. These fees are set forth below.

EIMC also assumes and pays for all compensation to any Trustees who are affiliated with EIMC or its affiliates and to all officers of the Evergreen funds. EIMC may retain any sub-advisors, at its own expense, to provide all services provided by EIMC and may delegate to any sub-advisor its rights, obligations and duties under the New Advisory Agreements.

The New Advisory Agreement may be terminated, without payment of any penalty, by EIMC, by the Trustees, or by a majority vote of the outstanding Shares of a Fund upon 60 days prior written notice. Each New Sub-Advisory Agreement may be terminated without payment of any penalty, by EIMC (only for Evergreen VA High Income Fund) by the Trustees, or by a majority vote of the outstanding Shares of a Fund upon 60 days prior written notice to the sub-advisor, or by the sub-advisor upon 90 days prior written notice to EIMC, or upon shorter notice as may be mutually agreed upon. The New Agreements will terminate automatically in the event of their "assignment" as such term is defined in the 1940 Act. Each New Advisory Agreement and the New Sub-Advisory Agreement for Evergreen VA High Income Fund provide that EIMC or the sub-advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the New Advisory Agreement and the New Sub-Advisory Agreement for Evergreen VA High Income Fund, except a loss resulting from EIMC's or the sub-advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. The New Sub-Advisory Agreement for Evergreen VA Core Bond Fund provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, the sub-advisor shall not be liable for any act or omission in the course of, or connected with, rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

If approved by Shareholders, each New Agreement will have an initial term through September 30, 2009, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. If Shareholders approve the New Agreements, it is expected that each Fund's current portfolio management team will continue to manage the Fund's assets.

For the most recent fiscal year, each Fund paid EIMC its pro rata share, as determined by the ratio of the Fund's net asset value to the sum of the Fund's net asset value plus the net asset value of the Fund's retail fund counterpart identified below (if any), of a fee determined at the following annual rates:

Evergreen VA Core Bond Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen Core Bond Fund	Management Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

Evergreen VA Diversified Capital Builder Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen Diversified Capital Builder Fund[1]	Management Fee
First $500 million	0.41%
Next $500 million	0.26%
Over $1 billion	0.21%

1	EIMC is entitled to receive from the Fund an annual fee of 2.0% of the Fund's gross dividend and interest income, plus the Fund's pro rata share of a fee at the above annual rates.
Evergreen VA Diversified Income Builder Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen Diversified Income Builder Fund	Management Fee
First $300 million	0.31%
Next $200 million	0.16%
Over $500 million	0.11%

Evergreen VA Fundamental Large Cap Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen Fundamental Large Cap Fund	Management Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%

Evergreen VA Growth Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen Growth Fund	Management Fee
First $1 billion	0.70%
Over $1 billion	0.65%

Evergreen VA High Income Fund
Average Daily Net Assets	Management Fee
First $1 billion	0.50%
Over $1 billion	0.45%

Evergreen VA International Equity Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen International Equity Fund	Management Fee
First $200 million	0.66%
Next $200 million	0.56%
Next $200 million	0.46%
Over $600 million	0.36%

Evergreen VA Omega Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen Omega Fund	Management Fee
First $1 billion	0.52%
Over $1 billion	0.41%

Evergreen VA Special Values Fund
Aggregate Net Asset Value of the Shares of the Fund and the Shares of Evergreen Special Values Fund	Management Fee
First $1.5 billion	0.80%
Over $1.5 billion	0.75%

Pursuant to the Prior Advisory Agreements, for the most recent fiscal year each Fund paid EIMC the following:

Fund	Advisory Fees Paid
Evergreen VA Core Bond Fund	$159,585
Evergreen VA Diversified Capital Builder Fund	$218,959
Evergreen VA Diversified Income Builder Fund	$346,320
Evergreen VA Fundamental Large Cap Fund	$997,030
Evergreen VA Growth Fund	$632,830
Evergreen VA High Income Fund	$193,596
Evergreen VA International Equity Fund	$1,195,046
Evergreen VA Omega Fund	$588,758
Evergreen VA Special Values Fund	$1,034,091

Pursuant to the Prior Sub-Advisory Agreement for Evergreen VA High Income Fund, EIMC paid TAG a fee equal to 90% of the advisory fee retained by EIMC pursuant to its Prior Advisory Agreement with Evergreen VA High Income Fund. TAG does not receive a sub-advisory fee with respect to Evergreen VA Core Bond Fund.

Pursuant to the Prior Sub-Advisory Agreement, for the most recent fiscal year EIMC paid TAG the following:

Fund	Sub-Advisory Fees Paid
Evergreen VA Core Bond Fund	$0
Evergreen VA High Income Fund	$174,754

The actual fees paid by some Evergreen funds are subject to expense limitations to which EIMC has agreed. It is not anticipated that any existing expense limitation commitment will change as a result of the transactions between Wells Fargo and Wachovia. The Funds' Prior Advisory Agreements and Prior Sub-Advisory Agreements were last approved by the Trustees on September 18, 2008. The Funds' Prior Advisory Agreements were last approved by Shareholders as set forth below. The Prior Sub-Advisory Agreements for Evergreen VA Core Bond Fund and Evergreen VA High Income Fund did not require Shareholder approval.

Fund	Date of Last Approval by Shareholders of Prior Advisory Agreement
Evergreen VA Core Bond Fund	June 24, 2002
Evergreen VA Growth Fund	September 29, 1999
Evergreen VA High Income Fund	September 29, 1999
Evergreen VA International Equity Fund	August 10, 1998
Evergreen VA Special Values Fund	May 1, 1998

The Prior Advisory Agreemetns for Evergreen VA Diversified Capital Builder Fund and Evergreen VA Fundamental Large Cap Fund were approved by Shareholders before March 1, 1996, when the Funds began investment operations. The Prior Advisory Agreements for Evergreen VA Diversified Income Builder Fund and Evergreen VA Omega Fund were approved by Shareholders before March 6, 1997, when the Funds began investment operations. Shareholders subsequently approved the reorganization of each Fund into series of Evergreen Variable Annuity Trust on April 22, 1998.

The Trustees' Considerations

In considering whether to approve the Initial Interim Agreements, the Subsequent Interim Agreements and the New Agreements, the Trustees took into account that they had recently approved the annual continuation of all of the Prior Advisory Agreements and Prior Sub-Advisory Agreements for the Evergreen funds in September 2008. That approval, on which the Trustees voted at their meeting held in person on September 17 and 18, 2008, followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Evergreen funds receive, the fees that the Evergreen funds pay under the agreements, and the Evergreen funds' investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements. Exhibit D contains a general description of the Trustees' deliberations.

In all of the meetings where the Trustees considered the Evergreen funds' Prior Advisory Agreements and Prior Sub-Advisory Agreements, including their meeting in September when they considered the annual approval of the Evergreen funds' Prior Advisory Agreements and Prior Sub-Advisory Agreements and in a series of subsequent meetings at which they considered the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the Trustees took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and, in connection with the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC's parent company, increase the capital available to support the Evergreen funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the Evergreen funds. In light principally of these considerations and their recent continuation of the Evergreen funds' investment advisory arrangements in September, the Trustees approved the Initial Interim Agreements at their meeting on October 20, 2008. In all of their deliberations, the disinterested Trustees were represented by independent counsel, and met separately on various occasions with such counsel to discuss these matters.

At their November 12, 2008 meeting, the Trustees considered presentations by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the Evergreen funds. The Trustees approved the Subsequent Interim Agreements and the New Agreements at this meeting. The Trustees reviewed the terms of these agreements, noting that the terms were generally identical to those of the Evergreen funds' Prior Advisory Agreements and Prior Sub-Advisory Agreements (but for provisions required by law to be included in the interim agreements). As part of their review, the Trustees also considered:

  Their understanding that the merger was not expected to result in any adverse effect on the Evergreen funds, on the quality and level of services that EIMC would provide to the Evergreen funds, or on the resources available to the Evergreen funds and to EIMC, and that Wells Fargo is committed to continue providing the Evergreen funds with high quality services;

  Information about Wells Fargo's financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the Evergreen funds as well as offering the potential for the Evergreen funds, over time, to access Wells Fargo's infrastructure, resources and capabilities;

  That EIMC and Wells Fargo representatives have stated that there is no present intention to change the Evergreen funds' existing advisory fees or expense limitations;

  That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the Evergreen funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

  That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year and that, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

  That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the Evergreen funds or the services provided by EIMC or its affiliates to the Evergreen funds;

  Wells Fargo's experience and approach with respect to acquisitions of other fund complexes;

  The fact that, if the New Agreements are not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the Evergreen funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

  That EIMC's management supports the merger; and

  That representatives of EIMC have committed that the Evergreen funds will not bear the expenses relating to Wells Fargo's acquisition of Wachovia, including the costs of soliciting Evergreen fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not "interested persons" of the Evergreen funds or EIMC, unanimously approved the Subsequent Interim Agreements and the New Agreements and determined to recommend the approval of the New Agreements to shareholders of the Evergreen funds.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive "safe harbor" for an investment company's advisor or any affiliated persons of the advisor to receive any amount or benefit in connection with a change of control of the investment advisor if two conditions are met. First, for a period of three years after the change of control, at least 75% of the investment company's trustees must not be interested persons of the advisor or of the predecessor advisor. Second, there must not be any "unfair burden" imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction.

"Unfair burden" includes any arrangement during the two year period after the transaction in which the advisor or predecessor advisor (or any interested person of them) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders, other than fees for bona fide investment advisory or other services, or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter of the investment company. EIMC has informed the Evergreen funds that neither it, Wachovia, nor Wells Fargo, after reasonable inquiry, is aware of any express or implied term, condition, understanding or any arrangement that would impose an "unfair burden" on the Evergreen funds as a result of the issuance of preferred shares or the merger. Representatives of EIMC have committed that the Evergreen funds will not bear the burden of expenses relating to Wells Fargo's acquisition of Wachovia, including all of the costs of this proxy solicitation.

Managing Directors and Principal Executive Officers and Directors of EIMC

The following is a list of EIMC's managing directors and principal executive officers and directors.

Name Principal and Occupation(s)
W. Douglas Munn, Chief Operating Officer and Director
Dennis H. Ferro, President of EIMC and the Evergreen funds
Michael H. Koonce, Chief Legal Officer of EIMC and Secretary of EIMC and the Evergreen funds
Richard S. Gershen, Executive Managing Director
Barbara A. Lapple, Chief Compliance Officer
Matthew C. Moss, Chief Financial Officer
J. David Germany, Chief Investment Officer

Managing Directors and Principal Executive Officers and Directors of TAG

The following is a list of TAG's managing directors and principal executive officers and directors. TAG's principal address is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230. TAG is a wholly-owned subsidiary of Wachovia.

Name Principal and Occupation(s)
Robert A. Calhoun, Executive Managing Director and Chief Investment Officer of Multi-Strategy Fixed Income
Dennis H. Ferro, Director
Thomas B. Burton, Chief Compliance Officer
Michael H. Koonce, Chief Legal Officer
Christine James, Managing Director and Chief Operating Officer
J. David Germany, Chief Investment Officer

Other Similar Funds Managed by EIMC and TAG

Please see Exhibit E for information regarding other mutual funds for which EIMC and/or TAG provide investment advisory services that have similar investment objectives as one or more of the Funds.

Service Providers

Investment Advisor and Administrator. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Funds' investment advisor and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

EIMC became the Funds' administrator on January 1, 2008.  For each Fund's most recent fiscal year, the Funds paid the following amounts in administrative services fees:

Fund	Administrative Fees Paid
Evergreen VA Core Bond Fund	$49,597
Evergreen VA Diversified Capital Builder Fund	$71,755
Evergreen VA Diversified Income Builder Fund	$86,580
Evergreen VA Fundamental Large Cap Fund	$170,070
Evergreen VA Growrth Fund	$90,138
Evergreen VA High Income Fund	$38,506
Evergreen VA International Equity Fund	$302,209
Evergreen VA Omega Fund	$112,662
Evergreen VA Special Values Fund	$131,800

Investment Sub-advisor. TAG, a subsidiary of Wachovia and an affiliate of EIMC, serves as a sub-advisor to Evergreen VA Core Bond Fund and Evergreen VA High Income Fund. The principal business address of TAG is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Principal Underwriter/Distributor. Evergreen Investment Services, Inc., a subsidiary of Wachovia and an affiliate of the Funds and EIMC, is the distributor and principal underwriter of the Funds and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Funds paid no underwriting commissions for the most recent fiscal year. Each Fund paid the following 12b-1 fees for the most recent fiscal year:

Fund	Class 2 12b-1 Fees
Evergreen VA Core Bond Fund	$124,413
Evergreen VA Diversified Capital Builder Fund	$7,286
Evergreen VA Diversified Income Builder Fund	$121,250
Evergreen VA Fundamental Large Cap Fund	$168,963
Evergreen VA Growrth Fund	$37,131
Evergreen VA High Income Fund	$72,550
Evergreen VA International Equity Fund	$289,950
Evergreen VA Omega Fund	$96,816
Evergreen VA Special Values Fund	$54,899

Brokerage Commissions. Wachovia Securities LLC, an affiliate of Wachovia and a dealer that places trades through its wholly owned subsidiary, First Clearing Corporation, received the following amounts in brokerage commissions paid by each applicable Fund for the most recent fiscal year:

Fund	Total Paid to Wachovia Securities, LLC
Evergreen VA Core Bond Fund	$0
Evergreen VA Diversified Capital Builder Fund	$12,899
Evergreen VA Diversified Income Builder Fund	$0
Evergreen VA Fundamental Large Cap Fund	$29,094
Evergreen VA Growrth Fund	$4,261
Evergreen VA High Income Fund	$117
Evergreen VA International Equity Fund	$0
Evergreen VA Omega Fund	$9,816
Evergreen VA Special Values Fund	$18,688

Securities Lending. Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to the Funds. In its role as securities lending agent to the Funds, Wachovia Bank, N.A. earned the following fees during the most recent fiscal year:

Fund	Total Fees Earned
Evergreen VA Core Bond Fund	$0
Evergreen VA Diversified Capital Builder Fund	$2
Evergreen VA Diversified Income Builder Fund	$0
Evergreen VA Fundamental Large Cap Fund	$229
Evergreen VA Growrth Fund	$1,945
Evergreen VA High Income Fund	$0
Evergreen VA International Equity Fund	$0
Evergreen VA Omega Fund	$213
Evergreen VA Special Values Fund	$2,581

Transfer Agent. Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of each Fund, EIMC and TAG, is the Funds' transfer agent. For the most recent fiscal year, each Fund paid ESC as follows:

Fund	Transfer Agency Fees Paid
Evergreen VA Core Bond Fund	$500
Evergreen VA Diversified Capital Builder Fund	$386
Evergreen VA Diversified Income Builder Fund	$183
Evergreen VA Fundamental Large Cap Fund	$411
Evergreen VA Growrth Fund	$226
Evergreen VA High Income Fund	$149
Evergreen VA International Equity Fund	$743
Evergreen VA Omega Fund	$513
Evergreen VA Special Values Fund	$335

SIMULTANEOUS MEETINGS

The special meetings of Shareholders for each Fund are scheduled to be held at the same time as the meetings of shareholders of certain other Evergreen funds. It is anticipated that all meetings will be held simultaneously, however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund's meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Other Business

As of the date of this proxy statement, with respect to each Fund, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR PROPOSALS 1A AND 1B

With respect to each Fund, approval of the New Advisory Agreement with EIMC and, as applicable, the New Sub-Advisory Agreement with TAG requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

If Shareholders of Evergreen VA Core Bond Fund and Evergreen VA High Income Fund do not approve a Fund's New Advisory Agreement, the New Sub-Advisory Agreement for that Fund will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement will not affect the outcome of the vote for the New Advisory Agreement.

A Shareholder or Contract Owner who objects to any proposal will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.

Notice

With respect to each Fund, a Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Each Fund is not generally required to hold annual or special meetings of Shareholders. With respect to each Fund, Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholders' meeting of the Fund should send their written proposals to the Secretary of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116-5034, a reasonable time before the Fund finalizes its proxy statement for its next meeting of Shareholders.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND, AS APPLICABLE, THE NEW SUB-ADVISORY AGREEMENT WITH TATTERSALL ADVISORY GROUP, INC.

Michael H. Koonce, Secretary

December 19, 2008

Instructions for Executing Proxy Card/Voting Instructions Card

The following general rules for signing proxy cards/voting instructions cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote/instructions if you fail to sign your proxy card/voting instructions card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card/voting instructions card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card/voting instructions card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card/voting instructions card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card/voting instructions card, return it in the enclosed postage-paid envelope.

If you are a Shareholder and have any questions about voting, please call the Altman Group, our proxy solicitor, at 866.207.2333 (toll free).

If you are a Contract Owner and have any questions about voting, please contact your Insurance Company.

Exhibit A

PRINCIPAL HOLDERS OF FUND SHARES

Principal Holders	Holdings (Percentage Owned)
VA Core Bond Fund -- Class 1 Shares
Evergreen Funding Company LLC Attn: Lori Gibson Nc1195 401 S Tyron St Ste 500 Charlotte NC 28288-0001	10,383 (100.00%)
VA Core Bond Fund -- Class 2 Shares
Ael VA Core Bond Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	4,058,658 (100.00%)
VA Diversified Capital Builder Fund -- Class 1 Shares
American Skandia Assurance Corp Variable Account Sab C/O Prudential Financial Attn William Sues Mailstop 02-07-01 213 Washington St Newark NJ 07102-2917	200,228 (7.37%)
Hartford Life Insurance Company Seperate Account 2 Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	297,119 (10.93%)
Nationwide Life Insurance Co Variable Account #6 C/O Ipo Portfolio Accounting Po Box 182029 Columbus OH 43218-2029	1,652,981 (60.82%)
Transamerica Life Insurance Co 4333 Edgewood Road Ne Cedar Rapids IA 52499-0001	280,330 (10.31%)
VA Diversified Capital Builder Fund -- Class 2 Shares
Ael VA Foundation Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	128,051 (89.25%)
Transamerica Life Insurance Co 4333 Edgewood Road Ne Cedar Rapids IA 52499-0001	15,427 (10.75%)
VA Diversified Income Builder Fund -- Class 1 Shares
Ael VA Strategic Income Fd Class 1 1479 Axp Financial Ctr Minneapolis MN 55474-0001	547,437 (20.83%)
American Skandia Assurance Corp Variable Account Sab C/O Prudential Financial Attn William Sues Mailstop 02-07-01 213 Washington St Newark NJ 07102-2917	415,542 (15.81%)
Kemper Investors Life Ins Co 1 Kemper Dr Bldg 3 T-1 Long Grove IL 60049-0001	489,344 (18.62%)
Nationwide Life Insurance Nwva6 C/O Ipo Portfolio Accounting P O Box 182029 Columbus OH 43218-2029	1,136,952 (43.26%)
VA Diversified Income Builder Fund -- Class 2 Shares
Ael VA Strategic Income Fd Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	4,131,035 (100.00%)
VA Fundamental Large Cap Fund -- Class 1 Shares
American Skandia Assurance Corp Variable Account Sab C/O Prudential Financial Attn William Sues Mailstop 02-07-01 213 Washington St Newark NJ 07102-2917	343,343 (9.39%)
Hartford Life Insurance Company Seperate Account 2 Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	694,688 (18.99%)
Nationwide Life Insurance Co Variable Account #6 C/O Ipo Portfolio Accounting Po Box 182029 Columbus OH 43218-2029	1,951,307 (53.35%)
Plaz Annuity Operating Concentration Account Attn Valerie Simpson 213 Washington St 7th Floor Newark NJ 07102-2917	183,519 (5.02%)
Transamerica Life Insurance Co 4333 Edgewood Road Ne Cedar Rapids IA 52499-0001	258,968 (7.08%)
VA Fundamental Large Cap Fund -- Class 2 Shares
Ael VA Growth & Income Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	1,096,070 (32.85%)
Idsl VA Capital Growth Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	2,058,117 (61.68%)
VA Growth Fund -- Class 1 Shares
American Skandia Assurance Corp Variable Account Sab C/O Prudential Financial Attn William Sues Mailstop 02-07-01 213 Washington St Newark NJ 07102-2917	1,532,217 (46.96%)
Hartford Life Insurance Company Seperate Account 2 Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	1,011,036 (30.99%)
Nationwide Life Insurance Co Variable Account #6 C/O Ipo Portfolio Accounting Po Box 182029 Columbus OH 43218-2029	173,264 (5.31%)
Transamerica Life Insurance Co 4333 Edgewood Road Ne Cedar Rapids IA 52499-0001	173,182 (5.31%)
VA Growth Fund -- Class 2 Shares
Ael VA Growth Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	922,980 (97.93%)
VA High Income Fund -- Class 1 Shares
Select Reserve Variable Annuities C/O American General Life Ins Compa Po Box 1591 Houston TX 77251-1591	603,763 (73.85%)
Transamerica Life Insurance Co 4333 Edgewood Road Ne Cedar Rapids IA 52499-0001	203,777 (24.92%)
VA High Income Fund -- Class 2 Shares
Ael VA High Income Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	2,331,923 (98.29%)
VA International Equity Fund -- Class 1 Shares
American Skandia Assurance Corp Variable Account Sab C/O Prudential Financial Attn William Sues Mailstop 02-07-01 213 Washington St Newark NJ 07102-2917	3,857,572 (50.26%)
Hartford Life & Annuity Ins Co Separate Account One Attn: Uit Operations Po Box 2999 Hartford CT 06104-2999	517,643 (6.74%)
Hartford Life Insurance Company Seperate Account 2 Ttn Uit Operations Po Box 2999 Hartford CT 06104-2999	1,791,819 (23.34%)
Nationwide Life Insurance Nwva6 C/O Ipo Portfolio Accounting P O Box 182029 Columbus OH 43218-2029	841,285 (10.96%)
VA International Equity Fund -- Class 2 Shares
Ael VA International Growth Fd Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	1,932,911 (31.67%)
Idsl VA Int'L Equity Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	3,929,625 (64.38%)
VA Omega Fund -- Class 1 Shares
Ael VA Omega Fund Class 1 1479 Axp Financial Ctr Minneapolis MN 55474-0001	129,838 (5.01%)
American Skandia Assurance Corp Variable Account Sab C/O Prudential Financial Attn William Sues Mailstop 02-07-01 213 Washington St Newark NJ 07102-2917	837,902 (32.33%)
Hartford Life Insurance Company Seperate Account 2 Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	274,784 (10.60%)
Nationwide Life Insurance Nwva6 C/O Ipo Portfolio Accounting P O Box 182029 Columbus OH 43218-2029	1,001,256 (38.63%)
VA Omega Fund -- Class 2 Shares
Ael VA Omega Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	1,517,592 (92.05%)
Ge Life And Annuity Assurance Co Attn: Variable Accounting 5th Fl 6610 W Broad St Bldg 3 Richmond VA 23230-1702	103,500 (6.28%)
VA Special Values Fund -- Class 1 Shares
Ael VA Small Cap Value Fund Class 1 1479 Axp Financial Ctr Minneapolis MN 55474-0001	546,942 (9.57%)
Hartford Life & Annuity Ins Co Separate Account One Attn: Uit Operations Po Box 2999 Hartford CT 06104-2999	339,510 (5.94%)
Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	2,793,098 (48.87%)
Hartford Life Insurance Company Seperate Account 2 Attn Uit Operations Po Box 2999 Hartford CT 06104-2999	551,944 (9.66%)
Nationwide Life Insurance Nwva6 C/O Ipo Portfolio Accounting P O Box 182029 Columbus OH 43218-2029	744,965 (13.03%)
VA Special Values Fund -- Class 2 Shares
Ael VA Small Cap Value Fund Class 2 1479 Axp Financial Ctr Minneapolis MN 55474-0001	1,127,498 (100.00%)

Exhibit B

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made the ___ day of ___, 2009, by and between EVERGREEN ___ TRUST, a Delaware statutory trust (the "Trust") and, EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability corporation (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this Agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds").

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. (a) The Trust hereby employs the Adviser to manage and administer the operation of the Trust and each of its Funds, to supervise the provision of services to the Trust and each of its Funds by others, and to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds;

(b) all charges and expenses for bookkeeping and auditors;

(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party;

(f) all costs and expenses of distribution of shares of its Funds incurred pursuant to Plans of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act");

(g) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies;

(h) all costs of certificates representing shares of the Trust or its Funds;

(i) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust;

(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds;

(l) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds have herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents;

(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(n) all extraordinary expenses and charges of the Trust and its Funds. In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund.

The Adviser's fee is computed as of the close of business on each business day.

A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

9. This Agreement shall continue in effect until September 30, 2009 and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of any Fund with respect to that Fund; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser with respect to a Fund. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN ____ TRUST

By:
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:
Name:
Title:

Exhibit C

FORM OF SUB-ADVISORY AGREEMENT

A)  FORM OF SUBADVISORY AGREEMENT FOR EVERGREEN VA CORE BOND FUND

AGREEMENT made this ____ day of _____, 2009, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and Tattersall Advisory Group, Inc. (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Trust is comprised of several separate investment portfolios; and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Funds listed on the attached Schedule A, as amended from time to time; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follow:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way. The Sub-adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held in the Fund.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain best execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of securities by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule B hereto of the value of the Fund's average daily net assets. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Use of Names. The Adviser shall not use the name of the Sub-adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust or the Fund in any manner not approved prior thereto by the Sub-adviser; provided, however, that the Adviser may use the name of the Sub-adviser and its affiliates in any such material that merely refers in accurate terms to the Sub-adviser's appointment hereunder. The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the appointment of the Sub-adviser hereunder.

6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

7. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until September 30, 2009, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: ------------------------------------------
Name:
Title:

TATTERSALL INVESTMENT GROUP, INC.

By: -----------------------------------------
Name:
Title:

B)  FORM OF SUB-ADVISORY AGREEMENT FOR EVERGREEN VA HIGH INCOME FUND

AGREEMENT made the ____ day of _____, 2009, by and between Evergreen Investment Management Company, LLC, a Delaware limited liability company (the "Adviser") and Tattersall Advisory Group, Inc., a Virginia corporation (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to Evergreen VA High Income Fund (the "Fund"), each a series of the Evergreen Variable Annuity Trust (the "Trust"), a Delaware statutory trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Adviser and the Sub-adviser agree as follows:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets specified from time to time by the Adviser ("Managed Assets") in conformity with the Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the control and direction of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way.

2. Obligations of and Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the Managed Assets, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities in respect of the Managed Assets and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Trust.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. In executing portfolio transactions and selecting broker-dealers, the Sub-adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-adviser or an affiliate of the Sub-adviser exercises investment discretion. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of investments by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser fees at the rates set forth in Schedule A hereto. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser to the Fund hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Liability of the Sub-adviser. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from the Sub-adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Sub-adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or the Fund or acting on any business of the Trust or the Fund (other than services or business in connection with the Sub-adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or the Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Sub-adviser.

6. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the applicable Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust, or from any other series of the Trust, nor from any Trust officer, employee or agent of the Trust.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated with respect to the Fund as hereinafter provided, until September 30, 2009, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by the Trustees of the Trust or a vote of the holders of a majority of the outstanding voting securities of the Fund in question and by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party or the Fund, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated with respect to the Fund at any time without payment of any penalty, by the Adviser, the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately with respect to the Fund upon termination of the Investment Advisory and Management Agreement between the Adviser and the Trust with respect to the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

8. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Funds in connection with providing composite investment results and related information of the Sub-adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Miscellaneous. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN INVESTMENT MANAGEMENT, COMPANY, LLC

By: _________________________
Name:
Title:

TATTERSALL ADVISORY GROUP, INC.

By: _________________________
Name:
Title:

Exhibit D

DESCRIPTION OF CONTRACT APPROVAL PROCESS

Each year, the Evergreen funds' Board of Trustees determines whether to approve the continuation of the funds' investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Evergreen funds, approved the continuation of the funds' investment advisory agreements. The description below refers to the Trustees' process for considering, and conclusions regarding, all of the funds' agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds' investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund's investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the "Committee"), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC ("Keil") to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the sub-advisors, and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds' advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds' investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the sub-advisors with applicable laws and regulations and with the funds' and EIMC's compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the sub-advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of those other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called "fall-out" benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds, and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds' Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC, or EIMC and one or more sub-advisers, formulate and implement an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund's portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the sub-advisors were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC's responsibilities to the funds. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds' advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the sub-advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees discussed each fund's performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund's performance, the Trustees considered EIMC's explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance.

The Trustees noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to Evergreen funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees compared each fund's management fee against the advisory fees of certain peer mutual funds selected by Keil and noted that, in certain cases, a fund's management fees were higher than many or most of the other mutual funds. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees or EIMC's profitability was not excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that certain funds had implemented breakpoints in their advisory fee structures. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented to date appeared to be a reasonable step toward the realization of economies of scale by these funds.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund's advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Exhibit E

OTHER SIMILAR FUNDS MANAGED BY EIMC AND TAG

The following table contains information regarding other mutual funds for which EIMC provides investment advisory services that have similar investment objectives as one or more of the Funds.

Name of Fund	Net Assets as of 10/31/08	Advisory Fee Rate	Fee Waivers and Reimbursements
ARC Small Cap Special Values Fund	$95,384,474	First $100 million – 0.60% Over $100 million – 0.50%	No
EQ/Evergreen Omega Portfolio	$167,805,735	0.55%	No
Evergreen Core Bond Fund	$1,248,530,923	Aggregate with Evergreen VA Core Bond Fund: First $5 billion - 0.32% Next $3 billion - 0.30% Over $8 billion - 0.28%	Yes
Evergreen Diversified Capital Builder Fund	$584,787,953	First $500 million - 0.41% Next $500 million - 0.26% Over $1 billion - 0.21%	Yes
Evergreen Diversified Income Builder Fund	$174,795,845	EIMC is entitled to receive from the Fund an annual fee of 2.0% of the Fund's gross dividend and interest income, plus the Fund's pro rata share of a fee at an annual rate as follows:
First $500 million - 0.31%
		Over $500 million - 0.16%	No
Evergreen Fundamental Large Cap Fund	$676,330,577	First $250 million - 0.70% Next $250 million - 0.65% Next $500 million - 0.55% Over $1 billion - 0.50%	Yes
Evergreen Golden Core Opportunities Fund	$38,764,260	First $1 billion - 0.80% Next $500 million - 0.75% Over $1.5 billion - 0.70%	Yes
Evergreen Golden Large Cap Core Fund	$4,202,032	First $1 billion - 0.62% Next $1 billion - 0.55% Next $500 million - 0.50% Over $2.5 billion - 0.45%	Yes
Evergreen Growth Fund	$427,827,190	Aggregate with Evergreen VA Growth Fund: First $1 billion - 0.70% Over $1 billion - 0.65%	No
Evergreen High Income Fund	$406,848,301	EIMC is entitled to receive from the Fund an annual fee of 2.0% of the Fund's gross dividend and interest income, plus the following: First $500 million - 0.31% Over $500 million - 0.16%	No
Evergreen Income Advantage Fund	$506,315,188	0.60%	Yes
Evergreen International Balanced Income Fund	$160,566,310	0.95%	No
Evergreen International Equity Fund	$1,179,993,109	First $200 million - 0.66% Next $200 million - 0.56% Next $200 million - 0.46% Over $600 million - 0.36%	No
Evergreen Large Company Growth Fund	$253,623,721	First $500 million - 0.51% Next $500 million - 0.36% Next $500 million - 0.31% Over $1.5 billion - 0.26%	No
Evergreen Mid Cap Growth Fund	$355,999,073	First $500 million - 0.51% Next $500 million - 0.36% Next $500 million - 0.31% Over $1.5 billion - 0.26%	No
Evergreen Omega Fund	$507,295,713	Aggregate withEvergreen VA Omega Fund: First $1 billion - 0.52% Over $1 billion - 0.41%	Yes
Evergreen Small Cap Value Fund	$83,521,962	First $250 million - 0.90% Next $250 million - 0.85% Next $500 million - 0.75% Over $1 billion - 0.70%	No
Evergreen Small-Mid Growth Fund	$36,301,066	First $1 billion - 0.70% Over $1 billion - 0.65%	Yes
Evergreen Special Values Fund	$1,103,111,481	First $1.5 billion - 0.80% Over $1.5 billion - 0.75%	Yes
Evergreen Strategic Growth Fund	$486,609,920	First $1.5 billion - 0.62% Over $1.5 billion - 0.55%	No
ING Evergreen Omega Portfolio	$135,032,754	0.30%	No
MMA Praxis International Fund	$87,468,881	First $100 million – 0.48% Over $100 million – 0.45%	No
Transamerica Evergreen International Small Cap Fund	$333,297,974	First $250 million – 0.52% Over $250 million – 0.50%	No

The following table contains information regarding other mutual funds for which TAG provides investment advisory services that have similar investment objectives as one or more of the Funds.

Name of Fund	Net Assets as of 10/31/08	Advisory Fee Rate	Fee Waivers and Reimbursements
Evergreen Core Bond Fund	$1,248,530,923	0.32%	No
Evergreen High Income Fund	$406,848,301	90% of the advisory fee paid to EIMC	No
Evergreen Income Advantage Fund	$506,315,188	0.54%	No
New Convenant Income Fund	$427,682,041	First $135 million – 0.15% Next $140 million – 0.10% Over $275 million – 0.08%	No

EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                   CUSIP: STATEMENT 2B 7 Funds – S37577

EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                   CUSIP: STATEMENT 2B 7 Funds – S37577

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                   CUSIP: STATEMENT 2B 7 Funds – S37577

EVERGREEN VA GROWTH FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA GROWTH FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                   CUSIP: STATEMENT 2B 7 Funds – S37577

EVERGREEN VA INTERNATIONAL EQUITY FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA INTERNATIONAL EQUITY FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                   CUSIP: STATEMENT 2B 7 Funds – S37577

EVERGREEN VA OMEGA FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA OMEGA FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                   CUSIP: STATEMENT 2B 7 Funds – S37577

EVERGREEN VA SPECIAL VALUES FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA SPECIAL VALUES FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THEPROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                   CUSIP: STATEMENT 2B 7 Funds – S37577

EVERGREEN VA CORE BOND FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA CORE BOND FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSALSIF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1a.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
1b.	With respect to Evergreen VA Core Bond Fund and Evergreen VA High Income Fund, to consider and act upon a new Sub-Advisory Agreement with Tattersall Advisory Group, Inc.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

         TAG ID:                                                        SCAN BAR                                                  CUSIP: STATEMENT 2A 2 Funds – S37577

EVERGREEN VA HIGH INCOME FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the shares of the Fund that the undersigned would be entitled to vote at the combined Special Meeting of Shareholders of the Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on February 12, 2009 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Special Meeting of Shareholders dated December 19, 2008 and the accompanying Proxy Statement, which describes the matter to be considered and voted on, is hereby acknowledged.

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

_______________________________________________________________

Signature                                                                  Date

_______________________________________________________________

Signature (if held jointly)                                         Date

_______________________________________________________________

Title if a corporation, partnership or other entity

▲  FOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

YOUR CONTROL NUMBER:
2. By Phone:	Simply dial toll-free 1-866-437-4667. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAG ID:                                                                 SCAN BAR                                                            CUSIP: STATEMENT 1 – S37577

PROXY CARD

EVERGREEN VA HIGH INCOME FUND (the “Fund”)

A SERIES OF EVERGREEN VARIABLE ANNUITY TRUST (the “Trust”)

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSALSIF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: █

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1a.	To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC.	□	□	□
1b.	With respect to Evergreen VA Core Bond Fund and Evergreen VA High Income Fund, to consider and act upon a new Sub-Advisory Agreement with Tattersall Advisory Group, Inc.	□	□	□
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THANK YOU FOR VOTING!

YOUR TIME AND CONSIDERATION ARE VERY MUCH APPRECIATED.

          TAG ID:                                                       SCAN BAR                                                  CUSIP: STATEMENT 2A 2 Funds – S37577